EXHIBIT 99.3

Volkswagen Auto Loan Enhanced Trust 2003-2
Annual Aggregate Servicer Statement
For the Annual Collection Period ended December, 2006					Jul-06	Aug-06	Sep-06	Oct-06	Nov-06	Dec-06	Total

B.	SUMMARY

		Beginning Balance	12/31/2006 Balance	Note Factor	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment

6	Class A-1 Notes	269,000,000.00	—	—	—	—	—	—	—	—	—
7	Class A-2 Notes	345,000,000.00	—	—	—	—	—	—	—	—	149,680,100.80
8	Class A-3 Notes	368,000,000.00	173,876,397.19	0.4724902	34,718,116.06	26,677,105.51	31,369,600.71	23,361,616.60	22,706,397.63	22,804,598.06	194,123,602.81
9	Class A-4 Notes	279,315,000.00	279,315,000.00	1.0000000	—	—	—	—	—	—	—
10	Class B Notes	29,033,164.85	29,033,164.85	1.0000000	—	—	—	—	—	—	—

11	Total Securities	$1,290,348,164.85	$482,224,562.04		$34,718,116.06	$26,677,105.51	$31,369,600.71	$23,361,616.60	$22,706,397.63	$22,804,598.06	$343,803,703.61

12	Net Pool Balance	$1,354,290,044.71	$501,234,220.09

				Coupon Rate	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due

13	Class A-1 Notes			1.1456%	—	—	—	—	—	—	—
14	Class A-2 Notes			1.5500%	—	—	—	—	—	—	559,418.24
15	Class A-3 Notes			2.2700%	634,680.33	569,005.23	518,541.04	459,200.21	415,007.82	372,054.88	7,134,811.36
16	Class A-4 Notes			2.9400%	684,321.75	684,321.75	684,321.75	684,321.75	684,321.75	684,321.75	8,211,861.00

	Total Securities				1,319,002.08	1,253,326.98	1,202,862.79	1,143,521.96	1,099,329.57	1,056,376.63	15,906,090.60

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Scheduled Principal Payments Received				21,844,338.47	16,712,120.46	20,247,079.44	16,508,915.64	15,775,783.90	15,972,520.04	229,107,143.68
18	Scheduled Interest Payments Received				2,025,259.22	1,498,502.62	1,797,698.03	1,378,821.10	1,279,658.42	1,258,097.22	21,581,266.74
19	Prepayments of Principal Received				131,272.38	154,626.35	137,117.97	138,699.50	145,927.84	133,831.51	1,894,881.22
20	Liquidation Proceeds				13,746,736.47	10,969,470.73	11,715,629.07	7,641,566.94	7,726,222.31	7,524,951.48	125,429,627.61
21	Recoveries Received				231,851.94	125,403.29	158,266.91	256,952.89	176,819.39	188,306.84	2,732,774.49
22	Other Payments Received to Reduce Principal				—	—	—	—	—	—	—

23	Subtotal: Total Collections				37,979,458.48	29,460,123.45	34,055,791.42	25,924,956.07	25,104,411.86	25,077,707.09	380,745,693.74

24	Repurchased Receivables				—	—	—	—	—	—	15,824.98
25	Reserve Account Excess Amount (Item 85)				26,251.19	27,772.20	28,142.39	30,431.76	31,114.54	33,735.56	301,347.20

26	Total Available Funds, prior to Servicer Advances				38,005,709.67	29,487,895.65	34,083,933.81	25,955,387.83	25,135,526.40	25,111,442.65	381,062,865.92

27	Servicer Advance (Item 68)				—	—	—	—	—	—	—

28	Total Available Funds + Servicer Advance				38,005,709.67	29,487,895.65	34,083,933.81	25,955,387.83	25,135,526.40	25,111,442.65	381,062,865.92

29	Reserve Account Draw Amount (Item 71)				—	—	—	—	—	—	—

30	Total Available Funds + Servicer Advance and Reserve Account Draw Amount				38,005,709.67	29,487,895.65	34,083,933.81	25,955,387.83	25,135,526.40	25,111,442.65	381,062,865.92

D.	DISTRIBUTIONS

	Distribution Summary:
31	Prior Advance Reimbursement (Item 74)				—	—	—	—	—	—	—
32	Servicing Fees (Item 38)				536,551.66	507,619.90	485,388.98	459,247.65	439,779.63	420,857.63	6,587,485.35
33	Class A Noteholder Interest (Item 47)				1,319,002.08	1,253,326.98	1,202,862.79	1,143,521.96	1,099,329.57	1,056,376.63	15,906,090.60
34	Principal Distribution Amount (Item 72)				34,718,116.06	26,677,105.51	31,369,600.71	23,361,616.60	22,706,397.63	22,804,598.06	343,803,703.61
35	Amount Paid to Reserve Account to Reach Specified Balance				—	—	—	—	—	—	—
36	Other Amounts Paid to Trustees				—	—	—	—	—	—	—

37	Remaining Funds to Certificateholder				1,432,039.86	1,049,843.26	1,026,081.33	991,001.63	890,019.57	829,610.32	14,765,586.37

	Distribution Detail:				Paid	Paid	Paid	Paid	Paid	Paid

38	Servicing Fees				536,551.66	507,619.90	485,388.98	459,247.65	439,779.63	420,857.63	6,587,485.35

	Pro rata:
39	Class A-1 Interest				—	—	—	—	—	—	—
40	Class A-2 Interest				—	—	—	—	—	—	559,418.24
41	Class A-3 Interest				634,680.33	569,005.23	518,541.04	459,200.21	415,007.82	372,054.88	7,134,811.36
42	Class A-4 Interest				684,321.75	684,321.75	684,321.75	684,321.75	684,321.75	684,321.75	8,211,861.00
43	Class A-1 Interest Carryover Shortfall				—	—	—	—	—	—	—
44	Class A-2 Interest Carryover Shortfall				—	—	—	—	—	—	—
45	Class A-3 Interest Carryover Shortfall				—	—	—	—	—	—	—
46	Class A-4 Interest Carryover Shortfall				—	—	—	—	—	—	—

47	Class A Noteholder Interest				1,319,002.08	1,253,326.98	1,202,862.79	1,143,521.96	1,099,329.57	1,056,376.63	15,906,090.60

E.	CALCULATIONS

	Calculation of Principal Distribution Amount:
48	Beginning Note Balance — All Classes				643,861,996.61	609,143,880.55	582,466,775.04	551,097,174.33	527,735,557.73	505,029,160.10
49	Beginning Net Pool Balance				670,634,794.80	634,532,269.81	606,506,963.58	573,825,368.88	549,187,970.08	525,241,987.37	861,862,470.85
50	Receipts of Scheduled Principal				(21,844,338.47)	(16,712,120.46)	(20,247,079.44)	(16,508,915.64)	(15,775,783.90)	(15,972,520.04)	(229,107,143.68)
51	Receipts of Prepaid Principal				(131,272.38)	(154,626.35)	(137,117.97)	(138,699.50)	(145,927.84)	(133,831.51)	(1,894,881.22)
52	Liquidation Proceeds				(13,746,736.47)	(10,969,470.73)	(11,715,629.07)	(7,641,566.94)	(7,726,222.31)	(7,524,951.48)	(125,429,627.61)
53	Other Collections of Principal				—	—	—	—	—	—	—
54	Principal Amount of Repurchases				—	—	—	—	—	—	(15,824.98)
55	Principal Amount of Defaulted and Terminated Receivables				(380,177.67)	(189,088.69)	(581,768.22)	(348,216.72)	(298,048.66)	(376,464.25)	(4,180,773.27)

56	Ending Net Pool Balance				634,532,269.81	606,506,963.58	573,825,368.88	549,187,970.08	525,241,987.37	501,234,220.09	501,234,220.09
57	Yield Supplement Overcollateralization Amount				25,388,389.26	24,040,188.54	22,728,194.55	21,452,412.35	20,212,827.27	19,009,658.05	19,009,658.05

58	Adjusted Pool Balance				609,143,880.55	582,466,775.04	551,097,174.33	527,735,557.73	505,029,160.10	482,224,562.04	482,224,562.04

60	Calculated Principal Distribution Amount (BOP Note Bal. Less Adj. Pool Bal EOP)				34,718,116.06	26,677,105.51	31,369,600.71	23,361,616.60	22,706,397.63	22,804,598.06	343,803,703.61

EXHIBIT 99.3

Volkswagen Auto Loan Enhanced Trust 2003-2
Annual Aggregate Servicer Statement
For the Annual Collection Period ended December, 2006					Jan-06	Feb-06	Mar-06	Apr-06	May-06	Jun-06

B.	SUMMARY

		Beginning Balance	12/31/2006 Balance	Note Factor	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment
6	Class A-1 Notes	269,000,000.00	—	—	—	—	—	—	—	—
7	Class A-2 Notes	345,000,000.00	—	—	—	—	—	—	—	—
8	Class A-3 Notes	368,000,000.00	—	0.4724902	27,630,750.63	22,228,674.64	28,763,646.47	22,125,286.00	20,809,511.91	24,227,490.27
9	Class A-4 Notes	279,315,000.00	199,061,180.61	1.0000000	—	—	—	—	—	—
10	Class B Notes	29,033,164.85	29,033,164.85	1.0000000	—	—	—	—	—	—

11	Total Securities	$1,290,348,164.85	$228,094,345.46		$27,630,750.63	$22,228,674.64	$28,763,646.47	$22,125,286.00	$20,809,511.91	$24,227,490.27

12	Net Pool Balance	$1,354,290,044.71	$501,234,220.09

				Coupon Rate	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due

13	Class A-1 Notes			1.1456%	—	—	—	—	—	—
14	Class A-2 Notes			1.5500%	—	—	—	—	—	—
15	Class A-3 Notes			2.2700%	328,916.18	276,648.01	234,598.77	180,187.54	138,333.87	98,969.21
16	Class A-4 Notes			2.9400%	684,321.75	684,321.75	684,321.75	684,321.75	684,321.75	684,321.75

	Total Securities				1,013,237.93	960,969.76	918,920.52	864,509.29	822,655.62	783,290.96

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Scheduled Principal Payments Received				19,153,539.59	15,317,190.96	19,760,199.81	15,166,045.20	14,717,711.64	17,162,383.00
18	Scheduled Interest Payments Received				1,502,455.54	1,132,195.59	1,304,802.86	1,005,250.92	930,276.74	1,087,152.56
19	Prepayments of Principal Received				124,822.96	118,233.26	88,597.94	98,069.47	87,948.25	83,569.67
20	Liquidation Proceeds				9,300,876.18	7,654,718.51	9,759,040.32	7,805,261.16	6,825,125.14	7,768,458.40
21	Recoveries Received				298,273.22	276,009.23	177,446.26	162,314.90	137,698.69	163,011.26
22	Other Payments Received to Reduce Principal				—	—	—	—	—	—

23	Subtotal: Total Collections				30,379,967.49	24,498,347.55	31,090,087.19	24,236,941.65	22,698,760.46	26,264,574.89

24	Repurchased Receivables				—	—	—	—	—	—
25	Reserve Account Excess Amount (Item 85)				34,661.81	32,388.19	36,744.65	37,011.26	39,672.59	39,328.11

26	Total Available Funds, prior to Servicer Advances				30,414,629.30	24,530,735.74	31,126,831.84	24,273,952.91	22,738,433.05	26,303,903.00

27	Servicer Advance (Item 68)				—	—	—	—	—	—

28	Total Available Funds + Servicer Advance				30,414,629.30	24,530,735.74	31,126,831.84	24,273,952.91	22,738,433.05	26,303,903.00

29	Reserve Account Draw Amount (Item 71)				—	—	—	—	—	—

30	Total Available Funds + Servicer Advance and Reserve Account Draw Amount				30,414,629.30	24,530,735.74	31,126,831.84	24,273,952.91	22,738,433.05	26,303,903.00

D.	DISTRIBUTIONS

	Distribution Summary:
31	Prior Advance Reimbursement (Item 74)				—	—	—	—	—	—
32	Servicing Fees (Item 38)				401,853.80	378,828.18	360,304.28	336,334.58	317,896.84	300,555.58
33	Class A Noteholder Interest (Item 47)				1,013,237.93	960,969.76	918,920.52	864,509.29	822,655.62	783,290.96
34	Principal Distribution Amount (Item 72)				27,630,750.63	22,228,674.64	28,763,646.47	22,125,286.00	20,809,511.91	24,227,490.27
35	Amount Paid to Reserve Account to Reach Specified Balance				—	—	—	—	—	—
36	Other Amounts Paid to Trustees				—	—	—	—	—	—

37	Remaining Funds to Certificateholder				1,368,786.93	962,263.16	1,083,960.57	947,823.04	788,368.68	992,566.19

	Distribution Detail:				Paid	Paid	Paid	Paid	Paid	Paid

38	Servicing Fees				401,853.80	378,828.18	360,304.28	336,334.58	317,896.84	300,555.58

	Pro rata:
39	Class A-1 Interest				—	—	—	—	—	—
40	Class A-2 Interest				—	—	—	—	—	—
41	Class A-3 Interest				328,916.18	276,648.01	234,598.77	180,187.54	138,333.87	98,969.21
42	Class A-4 Interest				684,321.75	684,321.75	684,321.75	684,321.75	684,321.75	684,321.75
43	Class A-1 Interest Carryover Shortfall				—	—	—	—	—	—
44	Class A-2 Interest Carryover Shortfall				—	—	—	—	—	—
45	Class A-3 Interest Carryover Shortfall				—	—	—	—	—	—
46	Class A-4 Interest Carryover Shortfall				—	—	—	—	—	—

47	Class A Noteholder Interest				1,013,237,93	960,969.76	918,920.52	864,509.29	822,655.62	783,290.96

E.	CALCULATIONS

	Calculation of Principal Distribution Amount:
48	Beginning Note Balance — All Classes				482,224,562.04	454,593,811.41	432,365,136.77	403,601,490.30	381,476,204.30	360,666,692.39

49	Beginning Net Pool Balance				501,234,220.09	472,436,919.11	449,078,523.93	419,222,196.24	396,041,461.69	374,213,930.97
50	Receipts of Scheduled Principal				(19,153,539.59)	(15,317,190.96)	(19,760,199.81)	(15,166,045.20)	(14,717,711.64)	(17,162,383.00)
51	Receipts of Prepaid Principal				(124,822.96)	(118,233.26)	(88,597.94)	(98,069.47)	(87,948.25)	(83,569.67)
52	Liquidation Proceeds				(9,300,876.18)	(7,654,718.51)	(9,759,040.32)	(7,805,261.16)	(6,825,125.14)	(7,768,458.40)
53	Other Collections of Principal				—	—	—	—	—	—
54	Principal Amount of Repurchases				—	—	—	—	—	—
55	Principal Amount of Defaulted and Terminated Receivables				(218,062.25)	(268,252.45)	(248,489.62)	(111,358.72)	(196,745.69)	(193,449.84)

56	Ending Net Pool Balance				472,436,919.11	449,078,523.93	419,222,196.24	396,041,461.69	374,213,930.97	349,006,070.06
57	Yield Supplement Overcollateralization Amount				17,843,107.70	16,713,387.16	15,620,705.94	14,565,257.39	13,547,238.58	12,566,867.94

58	Adjusted Pool Balance				454,593,811.41	432,365,136.77	403,601,490.30	381,476,204.30	360,666,692.39	336,439,202.12

60	Calculated Principal Distribution Amount (BOP Note Bal. Less Adj. Pool Bal EOP)				27,630,750.63	22,228,674.64	28,763,646.47	22,125,286.00	20,809,511.91	24,227,490.27

EXHIBIT 99.3

Volkswagen Auto Loan Enhanced Trust 2003-2
Annual Aggregate Servicer Statement For the Annual Collection Period ended December, 2006		Jan-06	Feb-06	Mar-06	Apr-06	May-06	Jun-06

	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 26)	30,414,629.30	24,530,735.74	31,126,831.84	24,273,952.91	22,738,433.05	26,303,903.00
62	Less: Prior Advance Reimbursement (Item 31)	—	—	—	—	—	—
63	Less: Servicing Fees Paid (Item 32)	401,853.80	378,828.18	360,304.28	336,334.58	317,896.84	300,555.58
64	Less: Interest Paid to Noteholders (Item 33)	1,013,237.93	960,969.76	918,920.52	864,509.29	822,655.62	783,290.96
65	Less: Calculated Principal Distribution (Item 60)	27,630,750.63	22,228,674.64	28,763,646.47	22,125,286.00	20,809,511.91	24,227,490.27

66	Equals: Remaining Available Funds before Servicer Advance	1,368,786.93	962,263.16	1,083,960.57	947,823.04	788,368.68	992,566.19
67	Monthly Loan Payments Due on Included Units but not received (N/A if Item 66 > 0)	N/A	N/A	N/A	N/A	N/A	N/A

68	Servicer Advance (If Item 66 < 0, lesser of Item 66 and Item 67, else 0)	—	—	—	—	—	—

	Calculation of Reserve Account Draw Amount:
69	Remaining Available Funds, before Reserve Account Draw (Item 66 plus Item 68)	1,368,786.93	962,263.16	1,083,960.57	947,823.04	788,368.68	992,566.19
70	Available Funds Shortfall Amount (If Item 69 < 0, Item 69, else 0)	—	—	—	—	—	—

71	Reserve Account Draw Amount (If Item 70 is > 0, Lesser of Reserve Acct Balance and Item 70)	—	—	—	—	—	—

72	Principal Distribution Amount (Item 60 — Available Funds Shortfall + Reserve Account Draw Amt)	27,630,750.63	22,228,674.64	28,763,646.47	22,125,286.00	20,809,511.91	24,227,490.27

	Reconciliation of Servicer Advance:
73	Beginning Balance of Servicer Advance	—	—	—	—	—	—
74	Less: Prior Advance Reimbursement	—	—	—	—	—	—
75	Plus: Additional Payment Advances for Current Period	—	—	—	—	—	—

76	Ending Balance of Payment Advance	—	—	—	—	—	—

F.	RESERVE ACCOUNT

	Reserve Account Balances:
77	Specified Reserve Account Balance	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24
78	Initial Reserve Account Balance	6,451,740.82	6,451,740.82	6,451,740.82	6,451,740.82	6,451,740.82	6,451,740.82

79	Beginning Reserve Account Balance	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24
80	Plus: Net Investment Income for the Collection Period	34,661.81	32,388.19	36,744.65	37,011.26	39,672.59	39,328.11

81	Subtotal: Reserve Fund Available for Distribution	9,712,273.05	9,709,999.43	9,714,355.89	9,714,622.50	9,717,283.83	9,716,939.35
82	Plus: Deposit of Excess Available Funds (Item 35)	—	—	—	—	—	—
83	Less: Reserve Account Draw Amount (Item 71)	—	—	—	—	—	—

84	Subtotal Reserve Account Balance	9,712,273.05	9,709,999.43	9,714,355.89	9,714,622.50	9,717,283.83	9,716,939.35
85	Less: Reserve Account Excess Amount to Available Funds (If Item 84 > Item 77)	34,661.81	32,388.19	36,744.65	37,011.26	39,672.59	39,328.11

86	Equals: Ending Reserve Account Balance	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24

87	Change in Reserve Account Balance from Immediately Preceding Payment Date	—	—		—	—	—

G.	POOL STATISTICS

	Collateral Pool Balance Data:
		Current	Current	Current	Current	Current	Current

88	Net Pool Balance	472,436,919	449,078,524	419,222,196	396,041,462	374,213,931	349,006,070
89	Number of Current Contracts	46,629	45,790	44,676	43,674	42,639	41,403
90	Weighted Average Loan Rate	3.08%	3.08%	3.07%	3.07%	3.06%	3.05%
91	Average Remaining Term	29.2	28.3	27.2	26.3	25.4	24.4
92	Average Original Term	59.4	59.5	59.5	59.6	59.6	59.7

		Outstanding Principal Balance	Outstanding Principal Balance	Outstanding Principal Balance	Outstanding Principal Balance	Outstanding Principal Balance	Outstanding Principal Balance

	Net Credit Loss and Repossession Activity:
93	Aggregate Outstanding Principal Balance of Charged Off Receivables	218,062	268,252	248,490	111,359	196,746	193,450
94	Liquidation Proceeds on Related Vehicles	—	—	—	—	—	—
95	Recoveries Received on Receivables Previously Charged Off	298,273	276,009	177,446	162,315	137,699	163,011

96	Net Principal Losses for Current Collection Period	(80,211)	(7,757)	71,043	(50,956)	59,047	30,439

97	Beginning Net Principal Losses	5,589,204	5,508,993	5,501,236	5,572,279	5,521,323	5,580,370
98	Net Principal Losses for Current Collection Period	(80,211)	(7,757)	71,043	(50,956)	59,047	30,439

99	Cumulative Net Principal Losses	5,508,993	5,501,236	5,572,279	5,521,323	5,580,370	5,610,809

		Outstanding Principal Balance	Outstanding Principal Balance	Outstanding Principal Balance	Outstanding Principal Balance	Outstanding Principal Balance	Outstanding Principal Balance

	Delinquencies Aging Profile — End of Period:
100	Current	468,637,495	445,789,063	416,325,267	392,968,025	371,372,418	346,064,494
101	31 - 60 Days Delinquent	3,401,734	2,866,036	2,692,197	2,752,419	2,562,348	2,675,255
102	61 - 90 Days Delinquent	397,690	423,424	204,732	321,018	279,164	266,321

103	Total	472,436,919	449,078,524	419,222,196	396,041,462	374,213,931	349,006,070

EXHIBIT 99.3

Volkswagen Auto Loan Enhanced Trust 2003-2
Annual Aggregate Servicer Statement
For the Annual Collection Period ended December, 2006					Jul-06	Aug-06	Sep-06	Oct-06	Nov-06	Dec-06	Total

B.	SUMMARY

		Beginning Balance	12/31/2006 Balance	Note Factor	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment

6	Class A-1 Notes	269,000,000.00	—	—	—	—	—	—	—	—	—
7	Class A-2 Notes	345,000,000.00	—	—	—	—	—	—	—	—	—
8	Class A-3 Notes	368,000,000.00	—	0.4724902	19,468,310.78	8,622,726.49	—	—	—	—	173,876,397.19
9	Class A-4 Notes	279,315,000.00	199,061,180.61	1.0000000	—	10,441,237.15	22,167,064.25	16,481,904.52	15,634,221.37	15,529,392.10	80,253,819.39
10	Class B Notes	29,033,164.85	29,033,164.85	1.0000000	—	—	—	—	—	—	—

11	Total Securities	$1,290,348,164.85	$228,094,345.46		$19,468,310.78	$19,063,963.64	$22,167,064.25	$16,481,904.52	$15,634,221.37	$15,529,392.10	$254,130,216.58

12	Net Pool Balance	$1,354,290,044.71	$501,234,220.09

				Coupon Rate	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due

13	Class A-1 Notes			1.1456%	—	—	—	—	—	—	—
14	Class A-2 Notes			1.5500%	—	—	—	—	—	—	—
15	Class A-3 Notes			2.2700%	53,138.88	16,311.32	—	—	—	—	1,327,103.80
16	Class A-4 Notes			2.9400%	684,321.75	684,321.75	658,740.72	604,431.41	564,050.75	525,746.90	7,827,543.78

	Total Securities				737,460.63	700,633.07	658,740.72	604,431.41	564,050.75	525,746.90	9,154,647.58

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Scheduled Principal Payments Received				13,623,159.43	13,075,223.08	15,727,345.59	12,431,347.24	11,924,872.54	12,204,581.17	180,263,599.25
18	Scheduled Interest Payments Received				816,235.73	767,038.67	905,392.80	656,501.90	611,417.47	606,230.11	11,324,950.89
19	Prepayments of Principal Received				79,127.74	81,501.54	66,862.96	65,774.92	64,743.53	54,157.33	1,013,409.57
20	Liquidation Proceeds				6,551,019.02	6,643,849.90	7,063,890.75	4,710,767.37	4,328,808.12	3,914,819.43	82,326,634.30
21	Recoveries Received				158,488.78	92,991.86	136,469.95	82,036.51	141,680.14	117,931.79	1,944,352.59
22	Other Payments Received to Reduce Principal				—	—	—	—	—	—	—

23	Subtotal: Total Collections				21,228,030.70	20,660,605.05	23,899,962.05	17,946,427.94	17,071,521.80	16,897,719.83	276,872,946.60

24	Repurchased Receivables				—	—	—	—	—	—	—
25	Reserve Account Excess Amount (Item 85)				42,248.30	42,723.03	41,505.59	42,911.91	41,588.42	43,003.59	473,787.45

26	Total Available Funds, prior to Servicer Advances				21,270,279.00	20,703,328.08	23,941,467.64	17,989,339.85	17,113,110.22	16,940,723.42	277,346,734.05

27	Servicer Advance (Item 68)				—	—	—	—	—	—	—

28	Total Available Funds + Servicer Advance				21,270,279.00	20,703,328.08	23,941,467.64	17,989,339.85	17,113,110.22	16,940,723.42	277,346,734.05

29	Reserve Account Draw Amount (Item 71)				—	—	—	—	—	—	—

30	Total Available Funds + Servicer Advance and Reserve Account Draw Amount				21,270,279.00	20,703,328.08	23,941,467.64	17,989,339.85	17,113,110.22	16,940,723.42	277,346,734.05

D.	DISTRIBUTIONS

	Distribution Summary:
31	Prior Advance Reimbursement (Item 74)				—	—	—	—	—	—	—
32	Servicing Fees (Item 38)				280,366.00	264,142.41	248,255.77	229,783.22	216,048.30	203,019.78	3,537,388.73
33	Class A Noteholder Interest (Item 47)				737,460.63	700,633.07	658,740.72	604,431.41	564,050.75	525,746.90	9,154,647.58
34	Principal Distribution Amount (Item 72)				19,468,310.78	19,063,963.64	22,167,064.25	16,481,904.52	15,634,221.37	15,529,392.10	254,130,216.58
35	Amount Paid to Reserve Account to Reach Specified Balance				—	—	—	—	—	—	—
36	Other Amounts Paid to Trustees				—	—	—	—	—	—	—

37	Remaining Funds to Certificateholder				784,141.59	674,588.96	867,406.90	673,220.70	698,789.81	682,564.64	10,524,481.15

	Distribution Detail:				Paid	Paid	Paid	Paid	Paid	Paid

38	Servicing Fees				280,366.00	264,142.41	248,255.77	229,783.22	216,048.30	203,019.78	3,537,388.73

	Pro rata:
39	Class A-1 Interest				—	—	—	—	—	—	—
40	Class A-2 Interest				—	—	—	—	—	—	—
41	Class A-3 Interest				53,138.88	16,311.32	—	—	—	—	1,327,103.80
42	Class A-4 Interest				684,321.75	684,321.75	658,740.72	604,431.41	564,050.75	525,746.90	7,827,543.78
43	Class A-1 Interest Carryover Shortfall				—	—	—	—	—	—	—
44	Class A-2 Interest Carryover Shortfall				—	—	—	—	—	—	—
45	Class A-3 Interest Carryover Shortfall				—	—	—	—	—	—	—
46	Class A-4 Interest Carryover Shortfall				—	—	—	—	—	—	—

47	Class A Noteholder Interest				737,460.63	700,633.07	658,740.72	604,431.41	564,050.75	525,746.90	9,154,647.58

E.	CALCULATIONS

	Calculation of Principal Distribution Amount:
48	Beginning Note Balance — All Classes				336,439,202.12	316,970,891.34	297,906,927.70	275,739,863.45	259,257,958.93	243,623,737.56
49	Beginning Net Pool Balance				349,006,070.06	328,595,088.85	308,625,931.47	285,590,821.91	268,277,660.81	251,848,160.96	501,234,220.09
50	Receipts of Scheduled Principal				(13,623,159.43)	(13,075,223.08)	(15,727,345.59)	(12,431,347.24)	(11,924,872.54)	(12,204,581.17)	(180,263,599.25)
51	Receipts of Prepaid Principal				(79,127.74)	(81,501.54)	(66,862.96)	(65,774.92)	(64,743.53)	(54,157.33)	(1,013,409.57)
52	Liquidation Proceeds				(6,551,019.02)	(6,643,849.90)	(7,063,890.75)	(4,710,767.37)	(4,328,808.12)	(3,914,819.43)	(82,326,634.30)
53	Other Collections of Principal				—	—	—	—	—	—	—
54	Principal Amount of Repurchases				—	—	—	—	—	—	—
55	Principal Amount of Defaulted and Terminated Receivables				(157,675.02)	(168,582.86)	(177,010.26)	(105,271.57)	(111,075.66)	(114,915.82)	(2,070,889.76)

56	Ending Net Pool Balance				328,595,088.85	308,625,931.47	285,590,821.91	268,277,660.81	251,848,160.96	235,559,687.21	235,559,687.21
57	Yield Supplement Overcollateralization Amount				11,624,197.51	10,719,003.77	9,850,958.46	9,019,701.88	8,224,423.40	7,465,341.75	7,465,341.75

58	Adjusted Pool Balance				316,970,891.34	297,906,927.70	275,739,863.45	259,257,958.93	243,623,737.56	228,094,345.46	228,094,345.46

60	Calculated Principal Distribution Amount (BOP Note Bal. Less Adj. Pool Bal EOP)				19,468,310.78	19,063,963.64	22,167,064.25	16,481,904.52	15,634,221.37	15,529,392.10	254,130,216.58

EXHIBIT 99.3

Volkswagen Auto Loan Enhanced Trust 2003-2
Annual Aggregate Servicer Statement
For the Annual Collection Period ended December, 2006		Jul-06	Aug-06	Sep-06	Oct-06	Nov-06	Dec-06	Total

	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 26)	21,270,279.00	20,703,328.08	23,941,467.64	17,989,339.85	17,113,110.22	16,940,723.42
62	Less: Prior Advance Reimbursement (Item 31)	—	—	—	—	—	—
63	Less: Servicing Fees Paid (Item 32)	280,366.00	264,142.41	248,255.77	229,783.22	216,048.30	203,019.78
64	Less: Interest Paid to Noteholders (Item 33)	737,460,63	700,633.07	658,740.72	604,431.41	564,050.75	525,746.90
65	Less: Calculated Principal Distribution (Item 60)	19,468,310.78	19,063,963.64	22,167,064.25	16,481,904.52	15,634,221.37	15,529,392.10

66	Equals: Remaining Available Funds before Servicer Advance	784,141.59	674,588.96	867,406.90	673,220.70	698,789.81	682,564.64
67	Monthly Loan Payments Due on Included Units but not received (N/A if Item 66 > 0)	N/A	N/A	N/A	N/A	N/A	N/A

68	Servicer Advance (If Item 66 < 0, lesser of Item 66 and Item 67, else 0)	—	—	—	—	—	—	—

	Calculation of Reserve Account Draw Amount:
69	Remaining Available Funds, before Reserve Account Draw (Item 66 plus Item 68)	784,141.59	674,588.96	867,406.90	673,220.70	698,789.81	682,564.64	10,524,481.15
70	Available Funds Shortfall Amount (If Item 69 < 0, Item 69, else 0)	—	—	—	—	—	—	—

71	Reserve Account Draw Amount (If Item 70 is > 0, Lesser of Reserve Acct Balance and Item 70)	—	—	—	—	—	—	—

72	Principal Distribution Amount (Item 60 - Available Funds Shortfall + Reserve Account Draw Amt)	19,468,310.78	19,063,963.64	22,167,064.25	16,481,904.52	15,634,221.37	15,529,392.10	254,130,216.58

	Reconciliation of Servicer Advance:
73	Beginning Balance of Servicer Advance	—	—	—	—	—	—	—
74	Less: Prior Advance Reimbursement	—	—	—	—	—	—	—
75	Plus: Additional Payment Advances for Current Period	—	—	—	—	—	—	—

76	Ending Balance of Payment Advance	—	—	—	—	—	—	—

F.	RESERVE ACCOUNT

	Reserve Account Balances:
77	Specified Reserve Account Balance	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24
78	Initial Reserve Account Balance	6,451,740.82	6,451,740.82	6,451,740.82	6,451,740.82	6,451,740.82	6,451,740.82	6,451,740.82
79	Beginning Reserve Account Balance	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24
80	Plus: Net Investment Income for the Collection Period	42,248.30	42,723.03	41,505.59	42,911.91	41,588.42	43,003.59	473,787.45

81	Subtotal: Reserve Fund Available for Distribution	9,719,859.54	9,720,334.27	9,719,116.83	9,720,523.15	9,719,199.66	9,720,614.83	10,151,398.69
82	Plus: Deposit of Excess Available Funds (Item 35)	—	—	—	—	—	—	—
83	Less: Reserve Account Draw Amount (Item 71)	—	—	—	—	—	—	—

84	Subtotal Reserve Account Balance	9,719,859.54	9,720,334.27	9,719,116.83	9,720,523.15	9,719,199.66	9,720,614.83	10,151,398.69
85	Less: Reserve Account Excess Amount to Available Funds (If Item 84 > Item 77)	42,248.30	42,723.03	41,505.59	42,911.91	41,588.42	43,003.59	473,787.45

86	Equals: Ending Reserve Account Balance	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24

87	Change in Reserve Account Balance from Immediately Preceding Payment Date	—	—	—	—	—	—

G.	POOL STATISTICS

	Collateral Pool Balance Data:	Current	Current	Current	Current	Current	Current
88	Net Pool Balance	328,595,089	308,625,931	285,590,822	268,277,661	251,848,161	235,559,687
89	Number of Current Contracts	40,241	38,960	37,647	36,914	36,212	35,546
90	Weighted Average Loan Rate	3.05%	3.04%	3.03%	3.03%	3.03%	3.02%
91	Average Remaining Term	23.5	22.7	21.6	20.7	19.8	19.0
92	Average Original Term	59.7	59.8	59.8	59.8	59.9	59.9

		Outstanding	Outstanding	Outstanding	Outstanding	Outstanding	Outstanding
		Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Total

	Net Credit Loss and Repossession Activity:
93	Aggregate Outstanding Principal Balance of Charged Off Receivables	157,675	168,583	177,010	105,272	111,076	114,916	2,070,890
94	Liquidation Proceeds on Related Vehicles	—	—	—	—	—	—	—
95	Recoveries Received on Receivables Previously Charged Off	158,489	92,992	136,470	82,037	141,680	117,932	1,944,353

96	Net Principal Losses for Current Collection Period	(814)	75,591	40,540	23,235	(30,604)	(3,016)	126,537

97	Beginning Net Principal Losses	5,610,809	5,609,995	5,685,586	5,726,126	5,749,361	5,718,757
98	Net Principal Losses for Current Collection Period	(814)	75,591	40,540	23,235	(30,604)	(3,016)

99	Cumulative Net Principal Losses	5,609,995	5,685,586	5,726,126	5,749,361	5,718,757	5,715,741

		Outstanding	Outstanding	Outstanding	Outstanding	Outstanding	Outstanding
		Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance

	Delinquencies Aging Profile — End of Period:
100	Current	325,537,395	305,505,655	282,958,798	265,765,586	249,277,536	232,853,822
101	31 - 60 Days Delinquent	2,825,433	2,849,518	2,396,358	2,319,378	2,402,380	2,477,005
102	61 - 90 Days Delinquent	232,261	270,759	235,666	192,697	168,245	228,861

103	Total	328,595,089	308,625,931	285,590,822	268,277,661	251,848,161	235,559,687